UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 6, 2015 (March 31, 2015)

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street, Suite 3000
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                   Completion of Acquisition or Disposition of Assets.

As previously disclosed in that certain Current Report on Form 8-K, dated April 1, 2015, on March 31, 2015, SEP Holdings III, LLC (“Seller”), a wholly owned subsidiary of Sanchez Energy Corporation (the “Company”), completed the sale of escalating amounts of partial working interests in 59 wellbores located in Gonzales County, Texas and associated assets with Sanchez Production Partners LP (the “Partnership”) and the Partnership’s wholly owned subsidiary, SEP Holdings IV, LLC (“Buyer”), for consideration consisting of $83,000,000 ($81,602,351.42 as adjusted) cash paid to the Seller by the Buyer and 1,052,632 common units of the Partnership valued at approximately $2,000,000 issued to the Seller, subject to post-closing adjustments.

This summary of the transaction does not purport to be complete, and is qualified in its entirety by reference to the description of the transaction (including that of the related Purchase and Sale Agreement and other relationships) in the Current Report on Form 8-K, dated April 1, 2015, and the text of the related Purchase and Sale Agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K, both of which are incorporated into this Item 2.01 by reference.

Item 9.01                   Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma combined balance sheet of the Company as of December 31, 2014 and the unaudited pro forma combined statement of operations of the Company for the year ended December 31, 2014, each of which give effect to the transaction, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
2.1

Purchase and Sale Agreement, dated as of March 31, 2015, by and between SEP Holdings III, LLC, on the one hand, and SEP Holdings IV, LLC and Sanchez Production Partners LP, on the other hand. (Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated April 1, 2015.)*

99.1

The unaudited pro forma combined balance sheet of the Company as of December 31, 2014 and the unaudited pro forma combined statement of operations of the Company for the year ended December 31, 2014, each of which give effect to the transaction.

*  The exhibits and schedules to the Purchase and Sale Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of such omitted exhibits and schedules to the Securities and Exchange Commission upon request.  Descriptions of such exhibits and schedules are in the table of contents of the Purchase and Sale Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: April 6, 2015	By:	/s/ Michael G. Long
Michael G. Long
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1

Purchase and Sale Agreement, dated as of March 31, 2015, by and between SEP Holdings III, LLC, on the one hand, and SEP Holdings IV, LLC and Sanchez Production Partners LP, on the other hand. (Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated April 1, 2015.)*

99.1

The unaudited pro forma combined balance sheet of the Company as of December 31, 2014 and the unaudited pro forma combined statement of operations of the Company for the year ended December 31, 2014, each of which give effect to the transaction.

*  The exhibits and schedules to the Purchase and Sale Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of such omitted exhibits and schedules to the Securities and Exchange Commission upon request.  Descriptions of such exhibits and schedules are in the table of contents of the Purchase and Sale Agreement.